UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 31, 2011
C&J ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35255	20-5673219
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

10375 Richmond Ave, Suite 2000	77042
Houston, Texas	(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (713) 260-9900
Not Applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition
     On August 31, 2011, C&J Energy Services, Inc. (“C&J”) issued a press release announcing its results for the second quarter of 2011. C&J is hereby furnishing the press release, which is attached as Exhibit 99.1 hereto and incorporated by reference herein, pursuant to Item 2.02 of Form 8-K.
     C&J is holding a conference call to discuss its second quarter 2011 results beginning at 9:00 a.m. Central Time on Thursday, September 1, 2011. The live webcast of the call may be heard by accessing the investor relation section of C&J’s website, located at www.cjenergy.com. The call may also be heard by dialing (888) 679-8035 and entering passcode 52467670. A replay of the call will be available under the investor relations section of C&J’s website for 12 months following the conference call or by dialing (888) 286-8010 and entering passcode 33265085 for one week following the conference call.
     The press release contains, and on the call C&J’s management is expected to discuss, Adjusted EBITDA, which is a non-GAAP financial measure. C&J has provided information regarding its use of Adjusted EBITDA and reconciliations of such measure to the most directly comparable GAAP measure in the press release.
     In accordance with General Instruction B.2. of Form 8-K, the information presented in the press release and under this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure
     On August 31, 2011, C&J issued a press release announcing its results for the second quarter of 2011, as discussed in Item 2.02 hereof. A copy of the press release is furnished with this Current Report as Exhibit 99.1 and incorporated by reference herein pursuant to Item 7.01 of Form 8-K. In accordance with General Instruction B.2. of Form 8-K, the information presented in the press release and under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing under the Exchange Act or the Securities Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits
     (d) Exhibits

Exhibit No.	Description of Exhibit

Exhibit 99.1	Press Release dated August 31, 2011 announcing Second Quarter 2011 Results

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

C&J ENERGY SERVICES, INC. (Registrant)
Date: August 31, 2011	By:	/s/ Theodore R. Moore
Theodore R. Moore
Vice President — General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

Exhibit 99.1	Press Release dated August 31, 2011 announcing Second Quarter 2011 Results